Other Investment	12 Months Ended
Mar. 31, 2026
Other Investment [Abstract]
Other investment
5.	Other investment

	March 31, 2025	March 31, 2026
	US$	US$
Fair value through other comprehensive income
Unquoted equity securities	—	2,500,000

Detail of investment is as follows:

	Country of registration and	Equity Interest
Name of the investee	operation	2026	2025	Principal activity
		%	%
Dumaine International Limited	British Virgin Islands	15	Nil	Manufacturing of leather handbags, wallets and luggage, acting as the original equipment manufacturer for international brands, with manufacturing factories based in Philippines.

During the financial year, the Company acquired 15% equity interest of Dumaine International Limited. The Company has elected to measure the equity investment at fair value through other comprehensive income as the investment is not held for trading and due to the Company’s intention to hold these equity securities for long-term appreciation.

The fair value of unquoted equity securities is determined using a discounted cash flow method under income approach based on five-year cash flow projections. The significant unobservable inputs used in the fair value measurements of unquoted securities are categorised within Level 3 of the fair value hierarchy.

The key assumptions applied in the discounted cash flow model are as follows:

●	Average annual revenue growth rate range of 5% to 20%;

●	Pre-tax discount rate of 15.5%; and

●	Terminal growth rate of 2.5%.

Sensitivity analysis performed on the above key assumptions indicated that the reasonably possible change in these assumptions would not have a material impact on the fair value measurement of the unquoted equity securities.

A reconciliation for the unquoted equity securities measured at fair value based on significant unobservable inputs (Level 3) is as follows:

	March 31, 2025	March 31, 2026
	US$	US$
At the beginning of the year	—	—
Investment during the year	—	2,500,000
At the end of the year	—	2,500,000